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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  July 1, 1996


                               WEST COAST BANCORP


             (Exact name of registrant as specified in its charter)


                                     OREGON
                 (State or other jurisdiction of incorporation)


           0-10997                                       93-0773000
   (Commission File Number)                    IRS Employer Identification No.


                          5335 SW Meadows Rd, Suite 201
                              Lake Oswego, OR 97035
               (Address of principal executive offices) (zip code)


       Registrant's telephone number, including area code: (503) 598-3242
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ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA, FINANCIAL INFORMATION, AND EXHIBITS

         (a) Financial Statements - Not Applicable. (previously filed in Amendment No. 1 to the Form S-4 filed by WCB on June 5, 1996).


         (b) Pro forma Financial Information - Not Applicable. (previously filed in Amendment No. 1 to the Form S-4 filed by WCB on June 5, 1996).



         (c)      Exhibits.

                  10(a) Agreement and Plan of Merger dated as of February 15, 1996, as amended April 8, 1996 between WCB and VB (incorporated by reference to the Form S-4 filed by WCB on April 22, 1996).

                  10(b) Stock Option Agreement dated February 15, 1996 (incorporated by reference to the Form S-4 filed by WCB on April 22, 1996).

                  (99.1) Press Release dated July 1, 1996 issued by WCB to announce the closing of the Merger.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated:  November 6, 1996


                                      WEST COAST BANCORP


                                      By       /s/ Donald A. Kalkofen
                                        -------------------------------
                                      Donald A. Kalkofen
                                      Chief Financial Officer


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